Supplement dated June 27, 2024
to the following initial summary prospectus(es):
Nationwide Destination Architect 2.0, Nationwide Destination Future and Nationwide Destination Future NY dated May 1, 2024
This supplement updates certain information contained in your initial summary prospectus. Please read and retain this supplement for future reference.
The following underlying mutual fund is offered as an investment option under the contract.
Effective August 12, 2024, the name of the investment option is updated as indicated below:
CURRENT NAME	UPDATED NAME
MainStay VP Funds Trust - MainStay VP MacKay Convertible Portfolio: Service 2 Class	New York Life Investments VP Funds Trust - NYLI VP MacKay Convertible Portfolio: Service 2 Class
ISP-0790